                                                                   Exhibit 10.45


                         CREDIT AND SECURITY AGREEMENT
                          Dated as of August 1, 1997

                                    Between
                              LA-MAN CORPORATION
                                      and
                     SOUTHTRUST BANK, NATIONAL ASSOCIATION

                             Regarding $2,500,000
                   Variable/Fixed Rate Credit Enhanced Notes



 This Credit and Security Agreement was prepared by Larry R. Stout, of Monaco, Smith, Hood, Perkins, Loucks, and Stout, 444 Seabreeze Boulevard, Suite 900,
                         Daytona Beach, Florida 32115

                                                                   Exhibit 10.45

                               TABLE OF CONTENTS

1.   Defined Terms and General Provisions:.....................................1
     -------------------------------------
     1.1.  Definitions.........................................................1
           -----------
     1.2.  Principals of Interpretation........................................5
           ----------------------------
     1.3.  Date of Credit Agreement............................................6
           ------------------------
     1.4.  Separability Clause.................................................6
           -------------------
2.   Issuance of Letter of Credit; Reimbursement and Fees:.....................7
     -----------------------------------------------------
     2.1.  Issuance of Letter of Credit........................................7
           ----------------------------
     2.2.  Reimbursement.......................................................7
           -------------
     2.3.  Commissions and Fees................................................7
           --------------------
     2.4.  Increased Costs.....................................................8
           ---------------
     2.5.  Place and Time of Payments..........................................9
           --------------------------
     2.6.  Late Payments.......................................................9
           -------------
     2.7.  Computation of Charges.............................................10
           ----------------------
     2.8.  Statements of Account..............................................10
           ---------------------
     2.9.  Obligations of Issuer Absolute.....................................10
           ------------------------------
     2.10.  Pledged Notes.....................................................11
            -------------

3.   Conditions Precedent to Issuance of Letter of Credit:....................12
     -----------------------------------------------------
     3.1.  Conditions Precedent...............................................12
     3.2.  Additional Matters.................................................14


4.   Security for Obligations:................................................15
     -------------------------
     4.1.  Security...........................................................15
           --------
     4.2.  Further Assurances.................................................15
           ------------------

5.   Representations, Warranties and General Covenants:.......................15
     --------------------------------------------------
     5.1.  Organization and Qualification.....................................15
           ------------------------------
     5.2.  Corporate Power and Authorization..................................15
           ---------------------------------
     5.3.  Enforceability.....................................................16
           --------------
     5.4.  Financial Statements...............................................16
           --------------------
     5.5.  Taxes..............................................................16
           -----
     5.6.  Title to Collateral................................................16
           -------------------
     5.7.  Place of Business..................................................16
           -----------------
     5.8.  Full Disclosure....................................................17
           ---------------
     5.9.  Issuer's Name......................................................17
           -------------
     5.10.  Existing Debt.....................................................17
            -------------
     5.11.  Insolvency........................................................17
            ----------
     5.12.  Environmental Matters.............................................17
            ---------------------
     5.13.  No Approval.......................................................18
            -----------
     5.14.  Mortgage and Security Agreement...................................18
            -------------------------------
     5.15.  Representations True..............................................18
            --------------------

                                                                   Exhibit 10.45

6.   Affirmative Covenants of Issuer:.........................................18
     --------------------------------
     6.1.  Insurance..........................................................18
           ---------
     6.2.  Corporate Existence: Qualification.................................19
           ----------------------------------
     6.3.  Taxes..............................................................19
           -----
     6.4.  Compliance with Laws...............................................19
           --------------------
     6.5.  Annual Financial Statements........................................19
           ---------------------------
     6.6.  Interim Financial Statements.......................................20
           ----------------------------
     6.7.  Visits and Inspections.............................................20
           ----------------------
     6.8.  Payments of Obligations............................................21
           -----------------------
     6.9.  Conduct of Business................................................21
           -------------------
     6.10.  Maintenance of Properties.........................................21
            -------------------------
     6.11.  Additional Documents..............................................21
            --------------------
     6.12.  Notice to Credit Obligor..........................................21
            ------------------------
     6.13.  Mortgage and Security Agreement...................................21
            -------------------------------
     6.14.  Maintenance of Remarketing Agreement..............................21
            ------------------------------------

7.   Negative Covenants of Issuer:............................................22
     -----------------------------
     7.1.  Indebtedness.......................................................22
           ------------
     7.2.  Liens and Security Interests.......................................22
           ----------------------------
     7.3.  Mortgage and Security Agreement....................................22
           -------------------------------
     7.4   Revolving Letter-of-Credit Note....................................22
           -------------------------------

8.   Events of Default and Remedies:..........................................22
     -------------------------------
     8.1.  Events of Default..................................................22
           -----------------
     8.2.  Remedies...........................................................25
           --------
     8.3.  Additional Rights..................................................25
           -----------------
     8.4.  Acceleration of Reimbursement......................................26
           -----------------------------
     8.5.  Waivers; Application of Proceeds...................................26
           --------------------------------
     8.6.  No Remedy Exclusive................................................27
           -------------------
     8.7.  Agreement to Pay Attorneys' Fees...................................27
           --------------------------------
     8.8.  No Additional Waiver Implied by One Waiver.........................27
           ------------------------------------------
     8.9.  Remedies Subject to Applicable Law.................................27
           ----------------------------------

9.   Indemnification:  Liability of Credit Obligor:...........................27
     ----------------------------------------------
     9.1.  General Matters....................................................27
           ---------------
     9.2.  Letter of Credit Matters...........................................28
           ------------------------
     9.3.  Liability of the Credit Obligor....................................28
           -------------------------------

10.  Miscellaneous:...........................................................29
     --------------
     10.1.  Continuing Obligation.............................................29
            ---------------------
     10.2.  Costs and Expenses................................................29
            ------------------
     10.3.  Headings..........................................................30
            --------
     10.4.  No Usury..........................................................30
            --------
     10.5.  Survival of Covenants.............................................30
            ---------------------
     10.6.  Addresses.........................................................31
            ---------
     10.7.  Venue and Jurisdiction............................................31
            ----------------------

                                                                   Exhibit 10.45

     10.8.  Controlling Law...................................................31
     10.9.  Participation.....................................................31
     10.10.  Miscellaneous....................................................32
     10.11.  Waiver of Right to Trial by Jury.................................32

11.  Survival:................................................................32
     ---------

                                                                   Exhibit 10.45

                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------

     THIS CREDIT AND SECURITY AGREEMENT dated as of August 1, 1997, is entered into by LA-MAN CORPORATION, a Nevada corporation, (the "Issuer"), and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association (the "Credit Obligor").

                                   RECITALS:
                                   ---------

     The Issuer has applied to the Credit Obligor for a $2,570,000 letter of credit facility to secure those certain $2,500,000 La-Man Corporation Variable/Fixed Rate Credit Enhanced Notes (the "Notes"), said Notes to be issued pursuant to a Trust Indenture between La-Man Corporation ("Issuer") and SouthTrust Bank, National Association, as Trustee ("Trustee") dated as of August 1, 1997 (the "Indenture").

     The Issuer's obligations under this Agreement will be secured by the collateral and interests described herein, as well as by that certain Real Estate Mortgage and Security Agreement executed in favor of the Credit Obligor (variously referred to therein as "SouthTrust", "Mortgagee", or "Secured Party") by the Issuer (variously referred to therein as the "Mortgagor", "Issuer", or "Debtor"), and the Guarantors (variously referred to respectively therein as the "Mortgagor", the "Debtor" or the "Debtors") dated as of August 1, 1997 and granting a first Lien on the Collateral in favor of the Credit Obligor.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Credit Obligor to issue the Letter of Credit, the Issuer and the Credit Obligor hereby covenant, agree and bind themselves as follows:

     1.   DEFINED TERMS AND GENERAL PROVISIONS:
          -------------------------------------

          1.1.   Definitions.  For all purposes of this Agreement, except as
                 -----------
otherwise expressly provided or unless the context otherwise requires, the following terms, shall have the following meanings when used herein:

     Affiliate - any director or officer of the Issuer or any Person who, directly, indirectly or beneficially, owns 10% or more of the capital stock of the Issuer or any member of the immediate family of any such officer, director or stockholder, or any corporation or other entity which is controlled by, controls, or is under common control with the Issuer, including, without limitation, the Guarantors.

     Base Rate - the rate of interest designated by SouthTrust Bank, National Association, periodically as its "Base Rate." The Base Rate is not necessarily the lowest rate charged by such bank.

                                                                   Exhibit 10.45

     Collateral - the Real Estate and the "Collateral" as described in the Mortgage and Security Agreement.

     Collateral Assignment of Rents and Leases - a collateral pledge and assignment of the rents, revenues, issues and profits derived from the Real Estate dated as of August 1, 1997 executed by the Issuer and the Guarantor, Don Bell Industries, Inc., in favor of Credit Obligor.

     Credit Agreement or Agreement - this Credit and Security Agreement as originally executed or as it may from time to time be supplemented, modified or amended by one or more instruments entered into pursuant to the applicable provisions hereof.

     Credit Amount - the maximum aggregate amount available to be drawn under the Letter of Credit, as reduced from time to time and reinstated from time to time pursuant to the terms and conditions of the Letter of Credit.

     Credit Documents shall mean collectively this Credit Agreement, the Mortgage and Security Agreement, the Guaranty Agreement, the Indemnity Agreement, the Collateral Assignment of Rents and Leases, and all agreements, documents, guaranties, instruments, notes, notices, and other writings executed and delivered by the Issuer or any other person or persons which evidence or provide security for (i) the obligations of the Issuer with respect to the Letter of Credit, including any amendments or supplements to any thereof from time to time entered into pursuant to the applicable provisions thereof, until a Substitute Letter of Credit shall have been accepted by the Trustee, and thereafter "Credit Documents" shall mean collectively all agreements, documents, guaranties, instruments, notes, notices, and other writings which evidence or provide security for the obligations of the Issuer with respect to such Substitute Letter of Credit, and (ii) the Obligations.

     Credit Facilities - the Letter of Credit to be issued for the benefit of the Issuer pursuant to Section 2.1 hereof, together with the obligation of the Issuer to make reimbursement therefor pursuant to this Agreement and all other obligations of the Issuer hereunder with respect to the Letter of Credit.

     Credit Obligor - SouthTrust Bank, National Association, a national banking association, in the capacity as issuer of the Letter of Credit, and its successors and assigns.

     Credit Obligor Indebtedness shall mean all indebtedness or obligations of the Issuer to the Credit Obligor under the Credit Documents including without limitation (i) the Issuer's obligation to reimburse the Credit Obligor for draws made under the Letter of Credit and (ii) the Issuer's obligation to pay fees and charges for the issuance and continuation of the Letter of Credit and (iii) the Issuer's indebtedness or obligations with respect to the Obligations.

                                                                   Exhibit 10.45

     Default Rate - the rate of interest applicable to overdue amounts pursuant to Section 2.6 hereof.

     Drawing - any drawing under or with respect to the Letter of Credit.

     Event of Default - those events enumerated in Section 8.1 hereof. An Event of Default shall "exist" if an Event of Default shall have occurred and be continuing.

     Financing Documents - this Agreement, the Indenture, the Notes, the Guaranty Agreement, and the Credit Documents, together with each and every mortgage, deed of trust, guarantee, note, security agreement, financing statement or other instrument executed and delivered in connection with issuance of the Notes or to evidence or to secure the obligations of the Issuer with respect to the Notes, under the Indenture, or hereunder.

     Financing Participants -the Issuer, the Credit Obligor, the Trustee, the holders of the Notes, the Registrar of the Notes and the Remarketing Agent (as defined in the Indenture).

     Guarantors - Don Bell Industries, Inc., a Florida corporation; Don Bell Industries of Nevada, Inc., a Nevada corporation; Nevada SEMCO, Inc., a Nevada corporation; J. M. Stewart, Corporation, a Florida corporation; J. M. Stewart Industries, Inc., a Florida corporation; Vision Trust Marketing, Inc., a Florida corporation; and Certified Maintenance Service, Inc., a Florida corporation; all jointly and severally.

     Guaranty Agreement - the unconditional guaranty agreement executed by Guarantors dated as of August 1, 1997 in favor of Credit Obligor in which said Guarantors guarantee the due and prompt payment of all Obligations of the Issuer to Credit Obligor, and any additional guaranty agreements which may be executed by any of said Guarantors from time to time.

     Indemnity Agreement - that certain indemnity agreement executed by the Issuer and the Guarantor, Don Bell Industries, Inc., dated as of August 1, 1997 in favor of Credit Obligor covering liability to the Credit Obligor for environmental matters relating to the Real Estate in form and substance satisfactory to Credit Obligor.

     Indenture - that certain Trust Indenture between the Issuer and Trustee dated as of August 1, 1997, pursuant to which the Notes will be issued.

     Issuer - La-Man Corporation, a Nevada corporation.

     Letter of Credit - Irrevocable Letter of Credit No. SB-1326 in the form of Exhibit A, and all substitute letters of credit issued therefor under the terms hereof, issued by the Credit Obligor to the Trustee with respect to the Notes.

                                                                   Exhibit 10.45

     Lien - any interest in property (real, personal or mixed, and tangible or intangible) securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including, but not limited to, a security interest, security title orLien arising from a security agreement, mortgage, deed of trust, deed to secure debt, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include covenants, conditions, restrictions, leases and other encumbrances affecting any property. For the purpose of this Agreement, the Issuer shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

     Mortgage and Security Agreement- that certain Real Estate Mortgage and Security Agreement dated as of August 1, 1997, executed by the Issuer and the Guarantors in favor of Credit Obligor wherein the Issuer and the Guarantors are granting to the Credit Obligor a security interest in, and first lien upon, certain real estate located in Volusia County, Florida and certain business assets comprised of tangible and intangible personal property owned by the Issuer and the Guarantors, respectively.

     Note shall mean any Note authenticated and delivered pursuant to the Indenture.

     Notes shall mean the $2,500,000 Variable/Fixed Rate Credit Enhanced Notes authorized to be issued by the Issuer pursuant to the Indenture.

     Obligations - all indebtedness or obligations of the Issuer to the Credit Obligor of every description, including indebtedness or obligations of the Issuer to the Credit Obligor under this Agreement or secured hereby by the Mortgage and Security Agreement, including without limitation (i) the Issuer's obligation to reimburse the Credit Obligor for draws made under the Letter of Credit, (ii) the Issuer's obligation to pay fees and charges for the issuance and continuation of the Letter of Credit, (iii) the Issuer's obligation to pay the Revolving Line-of-Credit Note, and (iv) all other loans, advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from the Issuer to Credit Obligor of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, any of the Credit Documents or any of the other Financing Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however evidenced or acquired, including, without limitation, those evidenced by or reflected in the Mortgage and Security Agreement or the Notes referenced therein. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to the Issuer under any of the Financing Documents and

                                                                   Exhibit 10.45

all rights Credit Obligor may at any time or times have to reimbursement in connection with any letter of credit or guaranty issued for the Issuer's benefit.

     Permitted Liens - shall mean (i) any Lien which provides security for the Obligations, (ii) any purchase money security interest in favor of the vendor of tangible personal property constituting any part of the Collateral, (iii) Liens for ad valorem, tangible and intangible property taxes on the Collateral not then delinquent, (iv) Liens characterized as "Miscellaneous Liens" under Part II, Chapter 713, Florida Statutes, if paid or satisfied in the normal course of business, and (v) those matters set forth in Schedule B of the title policy referenced in Section 3.1 (i) of this Agreement.

     Person - an individual, partnership, corporation, joint stock company, firm, land trust, business trust, limited liability company, unincorporated organization, or other business entity, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees of the Issuer that is covered by Title IV of ERISA.

     Pledged Notes - Notes purchased pursuant to the optional or mandatory tender provisions of the Indenture with money drawn under the Letter of Credit.

     Real Estate - the real property and interests described in the Mortgage and Security Agreement.

     Reimbursement Acceleration - as defined in Section 8.4 hereof.

     Revolving Line-of-Credit Note - that certain revolving line-of-credit promissory note from the Issuer, as "Borrower", in favor of the Credit Obligor, as "Lender" in the principal sum of up to $1,300,000 of even effective date with this Agreement, the payment and performance of which is unconditionally guaranteed by the Guarantors.

     Solvent shall mean, when used with respect to any Person, that (i) such Person does not intend to incur, and does not believe and has no reason to believe that it will incur, debts beyond its ability to pay as they become due;
(ii) the sum of such Person's assets is greater than all of such Person's liabilities at fair valuation; (iii) such Person has sufficient cash flow to enable it to pay its debts as they become due; and (iv) such Person does not have unreasonably small capital to carry on such Person's business as theretofore operated and all businesses in which such Person is about to engage. "Fair valuation" is intended to mean that value which can be obtained if the assets are sold within a reasonable time in arm's-length transactions in an existing and nontheoretical market.

     SouthTrust - SouthTrust Bank, National Association, a national banking association.

                                                                   Exhibit 10.45

     Stated Expiration Date - the date on which the Letter of Credit will, by its terms, expire, or such earlier date as provided herein or in the Letter of Credit if said Letter of Credit is terminated on an earlier date in accordance with its terms.

     Tendered Notes - Notes tendered (or deemed tendered) for purchase pursuant to the optional or mandatory tender provisions of the Indenture.

     Trustee - SouthTrust Bank, National Association, a National banking association, in its capacity as trustee under the Indenture. and its successors and assigns.

          1.2.   Principles of Interpretation.  The following principles shall
                 ----------------------------
govern the interpretation of this Agreement:

                 (a) The terms defined in this Article have the meanings assigned to them in this Article. Singular terms shall include the plural as well as the singular and vice versa.

                 (b) All accounting terms not otherwise defined herein have the meanings assigned to them, and all computations herein provided for shall be made, in accordance with generally accepted accounting principles. All references herein to "generally accepted accounting principles" or "GAAP" refer to such principles as they exist at the date of application thereof.

                 (c) All references in this instrument to designated "articles," "sections" and other subdivisions are to the designated articles, sections and subdivisions of this instrument as originally executed.

                 (d) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular article, section or other subdivision.

                 (e) Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture.

          1.3.   Date of Credit Agreement.  The date of this Agreement is
                 ------------------------
intended as and for a date for the convenient identification of this Agreement and is not intended to indicate that this Agreement was executed and delivered on said date.

          1.4    Separability Clause.  If any provision in this Agreement shall
                 -------------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                                                   Exhibit 10.45

     2.   ISSUANCE OF LETTER OF CREDIT; REIMBURSEMENT AND FEES:
          -----------------------------------------------------

          2.1.   Issuance of Letter of Credit.
                 ----------------------------

                 (a) The Issuer hereby requests and instructs the Credit Obligor to issue the Letter of Credit substantially in the form provided in Exhibit A hereto. The Credit Obligor hereby agrees so to issue the Letter of Credit, subject to the terms and conditions of this Agreement.

                 (b) The Letter of Credit shall be issued to the Trustee on the date of delivery of the Notes to the original purchaser or purchasers thereof from the Issuer.

                 (c) The Credit Obligor shall be under no obligation to extend the Stated Expiration Date of the Letter of Credit beyond August 15, 2000. The Credit Obligor, at its sole discretion, may elect to extend the Stated Expiration Date of the Letter of Credit to such date as the Credit Obligor shall determine upon the Credit Obligor's receipt of a written notice from the Issuer requesting such extension and upon the Issuer's payment to the Credit Obligor of a fee for such extension, which fee shall be determined by the Credit Obligor in its sole discretion. Provided a written notice from the Issuer requesting such extension is delivered to the Credit Obligor not less than 180 days prior to the Stated Expiration Date, the Credit Obligor shall advise the Issuer in writing not less than 150 days prior to the Stated Expiration Date of its intentions regarding the Issuer's request.

          2.2.   Reimbursement.  On each date that the Credit Obligor honors any
                 -------------
Drawing under the Letter of Credit, the Issuer shall immediately reimburse the Credit Obligor for the amount of such Drawing.

          2.3.   Commissions and Fees.
                 --------------------

                 (a) As consideration for the issuance of the Letter of Credit, the Issuer shall pay to the Credit Obligor commissions at the rate of one percent (1.0%) per annum on the Credit Amount available under the Letter of Credit existing on the date the commission is due. Such commissions shall be payable in advance, on the date the Letter of Credit is issued and thereafter on the fifteenth day of each August, throughout the term of the Letter of Credit. The commission payable on each due date specified in this subsection shall be calculated on the assumption that the Credit Amount available on such due date will be available for the entire period for which such commission is payable. The commission payable on the issuance date of the Letter of Credit shall be prorated for the period ending August 15, 1998.

                 (b) On each date that a draft is honored under any Letter of Credit, the Issuer shall pay to the Credit Obligor a transaction fee of $150.00.

                                                                   Exhibit 10.45

                 (c) On each date that any Letter of Credit is transferred in accordance with its terms, the Issuer shall pay to the Credit Obligor such amount as shall at the time of such transfer then be the charge which the Credit Obligor is customarily making for transfers of similar letters of credit.

          2.4.   Increased Costs.
                 ---------------

                 (a) If, after the date of delivery of this Agreement, any change in any law or regulation or in the interpretation, administration or enforcement thereof by any court or governmental authority charged with the administration thereof or any action by any governmental authority (whether or not constituting or resulting from such change) shall either:

                     (1) impose, modify or deem applicable any reserve, assessment, special deposit or similar requirement against letters of credit issued by the Credit Obligor; or

                     (2) impose on the Credit Obligor any other condition regarding this Agreement or the Letter of Credit;

and the result of any such event shall be to increase the cost to the Credit Obligor of issuing or maintaining the Letter of Credit (which increase in cost shall be the result of the Credit Obligor's reasonable allocation of the aggregate of such cost increases resulting from such events and shall be calculated without giving effect to any participation granted in the Letter of Credit), then, upon demand by the Credit Obligor, the Issuer shall immediately pay to the Credit Obligor from time to time, as specified by the Credit Obligor in writing, such additional amounts which shall be sufficient to compensate the Credit Obligor for such increased costs.

     The Credit Obligor shall deliver to the Issuer a certificate as to such increased costs incurred by the Credit Obligor as a result of any event referred to in this subsection (a), and such certificate shall be conclusive, absent manifest error, as to the amount thereof. In making the determination contemplated by such certificate, the Credit Obligor may make such reasonable estimates, assumptions, allocations and the like that the Credit Obligor deems to be appropriate.

                 (b) If, after the date of this Agreement, the Credit Obligor shall have determined that the adoption or implementation of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Credit Obligor with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Credit Obligor's capital, on the Credit Facilities or otherwise, as a consequence of its obligations hereunder and the Credit Facilities to a

                                                                   Exhibit 10.45

level below that which the Credit Obligor could have achieved but for such adoption, change or compliance (taking into consideration the Credit Obligor's policies with respect to capital adequacy) by an amount deemed by the Credit Obligor to be material, then from time to time, promptly upon demand by the Credit Obligor, the Issuer hereby agrees to pay the Credit Obligor such additional amount or amounts as will compensate the Credit Obligor for such reduction. A certificate of the Credit Obligor claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error. In determining any such amount, the Credit Obligor may make such reasonable estimates, assumptions, allocations and the like that the Credit Obligor deems to be appropriate.

          2.5.   Place and Time of Payments.
                 --------------------------

                 (a) All payments by the Issuer to the Credit Obligor hereunder shall be made in lawful currency of the United States and in immediately available funds to the Credit Obligor at its address set forth in Section 10.6 hereof or at such other address within the continental United States as shall be specified by the Credit Obligor by notice to the Issuer.

                 (b) All amounts payable by the Issuer to the Credit Obligor hereunder for which a payment date is expressly set forth herein (including without limitation payments due pursuant to Sections 2.2. and 2.3) shall be payable without notice or written demand by the Credit Obligor. All amounts payable by the Issuer to the Credit Obligor hereunder for which no payment date is expressly set forth herein shall be payable on written demand by the Credit Obligor to the Issuer .

                 (c) The Credit Obligor may, at its option, send written notice to the Issuer of amounts payable pursuant to Sections 2.2 and 2.3, but the failure to send such notice shall not affect or excuse the Issuer's obligation to make payment of the amounts required by such Sections on the due date specified in such Sections.

                 (d) Payments which are due on a day which is not a Business Day shall be payable on the next succeeding Business Day, and any interest payable thereon shall be payable for such extended time at the specified rate.

          2.6.   Late Payments.  With respect to all amounts payable to the
                 -------------
Credit Obligor by the Issuer pursuant to this Article (i) which are not paid on the due date, in the case of amounts payable immediately or payable on a specified date, or (ii) which are not paid within ten (10) days of written notice to the Issuer, in the case of amounts not so payable, the Issuer agrees to pay to the Credit Obligor on demand (a late charge of five percent (5%) of any such amount or amounts which shall not have been paid within 10 days of the due date as specified above and (b) interest at a variable per annum rate equal to the Base Rate plus 2.5%, for each day from the specified date of payment to the date payment is made (the "Default Rate").

                                                                   Exhibit 10.45

          2.7.   Computation of Charges.  The interest and charges provided for
                 ----------------------
in this Agreement payable in arrears based upon annual rates shall be computed on the basis of a 360-day year, for actual days elapsed. All interest rates based upon the Base Rate shall change when and as the Base Rate shall change, effective on the opening of business on the date of any such change, unless such change is announced after the close of regular banking hours, in which case such change shall be effective on the following day.

          2.8.   Statements of Account.  The Credit Obligor will account to the
                 ---------------------
Issuer annually with a statement of charges and payments made pursuant to this Agreement, and each such account rendered by the Credit Obligor shall be deemed final, binding and conclusive against the Issuer unless the Credit Obligor is notified by the Issuer in writing to the contrary within forty-five (45) days of the date each account was rendered. Such notice shall be deemed an objection only to those items specifically objected to therein.

          2.9.   Obligations of Issuer Absolute.  The obligations of the Issuer
                 ------------------------------
under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, the following:

                 (a) any lack of validity or enforceability of any Letter of Credit, the Notes or any other Financing Documents;

                 (b) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit, the Notes or any other Financing Documents;

                 (c) the existence of any claim, set-off, defense or other rights which the Issuer may have at any time against any Financing Participant, or any other person or entity, whether in connection with this Agreement, any Letter of Credit, the Notes or any other Financing Document, or any unrelated transaction;

                 (d) any statement or any other document presented under any Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to be untrue or inaccurate in any respect whatsoever;

                 (e) payment by the Credit Obligor under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of any said Letter of Credit, provided such payment shall not have constituted gross negligence or willful misconduct by the Credit Obligor; and

                 (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided the same shall not have constituted gross negligence or willful misconduct by the Credit Obligor.

                                                                   Exhibit 10.45

          2.10.  Pledged Notes.
                 -------------

                 (a) As additional security for the payment and performance of the Obligations, the Issuer hereby pledges, assigns, hypothecates and transfers to the Credit Obligor all its right, title and interest in the Pledged Notes, and does hereby grant to the Credit Obligor a security interest in the Pledged Notes and all amounts payable thereon and the proceeds thereof.

                 (b) If the Credit Obligor is reimbursed for the purchase price of less than all Pledged Notes with respect to which a Drawing has been made, the Pledged Notes with respect to which the Credit Obligor has been reimbursed by the Issuer shall, if no Event of Default exists, be released from the pledge and assignment made hereby and shall be delivered to or upon the order of the Issuer.

                 (c) All payments of principal and interest on Pledged Notes shall be made directly to the Credit Obligor. If, while the Credit Obligor or its designated agent holds Pledged Notes, the Issuer shall receive any interest or principal payment in respect of such Pledged Notes, the Issuer agrees to accept the same as agent for the Credit Obligor and to hold the same in trust on behalf of the Credit Obligor and to deliver the same forthwith to the Credit Obligor. All sums of money so paid in respect of principal, premium or interest on such Pledged Notes which are received by the Issuer and paid to the Credit Obligor, or which shall be received directly by the Credit Obligor from the Trustee, shall be credited against the reimbursement obligation of the Issuer as provided in Section 2.2 hereof.

                 (d) If an Event of Default exists, the Credit Obligor may, without notice, exercise all rights, privileges or options pertaining to any Pledged Notes as if it were the absolute owner thereof, upon such terms and conditions as it may determine, all without liability except to account to the Issuer for property actually received by it. In addition to the rights and remedies granted to it in this Agreement, the Credit Obligor or its designated agent shall have the authority to exercise all rights and remedies of a secured party under the Florida Uniform Commercial Code. The Issuer shall be liable for any deficiency if the proceeds of any sale or other disposition of the Pledged Notes and the Collateral are insufficient to pay all amounts to which the Credit Obligor is entitled. The Credit Obligor shall have no duty to exercise any of such rights, privileges or options and shall not be responsible for any failure to do so or any delay in so doing.

                 (e) Except as contemplated herein, without the prior written consent of the Credit Obligor, the Issuer agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Notes, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Notes, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                                                                   Exhibit 10.45

                 (f) The Issuer further agrees to do or cause to be done all such other reasonable acts and things as may be necessary to make any disposition or sale of any portion or all of the Pledged Notes permitted by this Agreement valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts or governmental authorities having jurisdiction over any such disposition or sales, all at the Issuer's expense.

     3.   CONDITIONS PRECEDENT TO ISSUANCE OF LETTER OF CREDIT:
          -----------------------------------------------------

          3.1.   Conditions Precedent.  The obligation of the Credit Obligor to
                 --------------------
issue the Letter of Credit is subject to the receipt by the Credit Obligor of the following documents, each of which shall be satisfactory to the Credit Obligor in form and substance:

                 (a) Financing Documents.  An executed counterpart of each of
                     -------------------
the Financing Documents.

                 (b) Issuance of Notes.  Evidence that the Notes have been
                     -----------------
executed, issued and delivered.

                 (c) Offering Circular.  A copy of the Offering Circular
                     -----------------
distributed in connection with the offering and sale of the Notes, executed or certified on behalf of the Issuer.

                 (d) Opinion of Counsel to Credit Obligor.  An opinion of
                     -------------------------------------
counsel to Credit Obligor (Monaco, Smith, Hood, Perkins, Loucks, & Stout, P. A.), in form and substance satisfactory to the Credit Obligor.

                 (e) Opinion of Counsel for Issuer.  An opinion of counsel for
                     -----------------------------
the Issuer and the Guarantors (Broad & Cassel, P. A.) in substantially the form of Exhibit B hereto and as to such other matters as the Credit Obligor may reasonably request.

                 (f) Corporate Documents and Approvals.  A copy of the Issuer's
                     ---------------------------------
Articles or Certificate of Incorporation, certified by an appropriate governmental authority, a copy of the Issuer's By-laws, certified as true and correct by the Issuer's Secretary, and a certified copy of all corporate action taken by the Issuer approving the Financing Documents and the consummation of the transactions contemplated thereby (including, without limitation, a certificate or proceedings setting forth the resolutions of the board of directors and/or executive committee thereof of the Issuer for such purpose).

                 (g) Certificate of Issuer.  A certificate by the Issuer to
                     ---------------------
the effect that, as of the date of delivery of the Letter of Credit and after giving effect thereto: (i) no Event of Default shall have occurred and be continuing; (ii) no event shall have

                                                                   Exhibit 10.45

occurred and be continuing which, with notice or lapse of time or both, would constitute an Event of Default under this Agreement, and (iii) the representations and warranties made by the Issuer in Article 5 hereof shall be true on and as of the date with the same force and effect as if made on and as of such date.

                 (h) Insurance.  Certificates of insurance evidencing the
                     ----------
issuance of all insurance policies required by this Agreement or by the Mortgage and Security Agreement.

                 (i) Title Policy.  A title insurance policy issued by a company
                     ------------
acceptable to the Credit Obligor insuring the mortgage lien created by the Mortgage and Security Agreement on the Real Estate in an amount not less than the face amount of the Letter of Credit. The title insurance policy shall (i) insure title to all Real Property and all recorded easements benefiting such Real Property, (ii) provide for the deletion of the standard exceptions customarily contained in title insurance policies upon compliance with reasonable underwriting requirements, (iii) delete the standard survey exception with the survey presented by the Issuer to Credit Obligor, and (iv) insure the right of access to and from the Real Property. Such policy must delete the standard construction or mechanic's lien exception, and must not contain any "pending disbursement clause" or any exception for defects, encumbrances or rights of parties in possession that would be disclosed by an inspection or accurate survey of the Real Property. Such policy may contain only such exceptions and encumbrances as shall be acceptable to the Credit Obligor.

                 (j) Survey.  An as-built survey of the Real Estate prepared by
                     ------
a professional land surveyor, dated not earlier than 60 days prior to the date of delivery of the Letter of Credit, showing the relation of such real property to public roads for access purposes, the location of all structures then situated on such real property, and all easements, rights-of-way, encroachments, setback lines and other encumbrances, visible or listed in the title insurance policies delivered to the Credit Obligor, and certifying that no part of such real property is located within a flood plain.

                 (k) Owners' Title Affidavits.  Owners' Affidavits as to the
                     ------------------------
title of the Real Estate in form and substance satisfactory to Credit Obligor.

                 (l) Zoning.  Evidence that the intended use of the Real Estate
                     ------
is in accordance with applicable zoning, land use planning and building restrictions.

                 (m) Appraisals.  Market-value appraisals of the Real Estate
                     ----------
and the remainder of the Collateral prepared by appraisers acceptable to the Credit Obligor, showing a market value for the Real Estate and the remainder of the Collateral in amounts satisfactory to the Credit Obligor.

                 (n) Incumbency Certificates.  Incumbency certificates, dated
                     -----------------------
as of the date of this Agreement, executed by the Secretary or Assistant Secretary of

                                                                   Exhibit 10.45

each of the Issuer and the Guarantors, which shall identify by name and title and bear the signature of the officer of the Issuer authorized to sign this Agreement and the Financing Documents on behalf of the Issuer and the Guarantors. The Credit Obligor shall be entitled to rely upon such incumbency certificates in completing the transactions contemplated herein or in any Financing Document and in all its other dealings with the Issuer and the Guarantors.

                 (o)  Lien Search.  A report from the appropriate recording
                      -----------
office indicating that there are no Liens against that portion of the Collateral constituting personal property except Permitted Liens satisfactory to the Credit Obligor.

                 (p)  Consents.  Consents and agreements of the landlords of
                      --------
each of the premises leased by the Issuer or the Guarantors on which 5% or more (based on the appraised value) in the aggregate of tangible personal property constituting any part of the Collateral is located as provided in Section 5.1 hereof (if any), all in form satisfactory to Credit Obligor.

                 (q)  Disbursement Authorizations.  Such disbursement
                      ---------------------------
authorizations, draw requests, and other documents and writings as Credit Obligor shall have requested evidencing the Issuer's request for disbursement of funds.

                 (r)  Documentation.  All instruments and proceedings in
                      -------------
connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Credit Obligor, and Credit Obligor shall have received on the date of this Agreement copies of all documents, including records of corporate proceedings, which it may have requested in connection therewith, including, without limitation, certified copies of resolutions adopted by the board of directors and/or the executive committee thereof of the Issuer and the Guarantors, certificates of good standing, and certified copies of the Articles of Incorporation and By-Laws, and all amendments thereto, of the Issuer and the Guarantors.

          3.2.   Additional Matters.  In addition to any document described
                 ------------------
above, the Credit Obligor may in its reasonable discretion request the execution and delivery of such additional legal opinions, certificates, proceedings, instruments and other documents as the Credit Obligor or its counsel may reasonably request to evidence (i) compliance by the Issuer with legal requirements, (ii) the truth and accuracy, as of the date of delivery of the Letter of Credit, of the respective representations of the Issuer and the Guarantors contained in the Financing Documents, and (iii) the due performance or satisfaction by the Issuer, at or prior to the date of delivery of the Letter of Credit, of all agreements then required to be performed and all conditions then required to be satisfied by the Issuer and the Guarantors pursuant to the Financing Documents.

                                                                   Exhibit 10.45

     4.   SECURITY FOR OBLIGATIONS:
          -------------------------

          4.1.   Security.  The Obligations shall be secured by each of the
                 --------
following:

                 (a) A first priority perfected security interest in the Collateral, subject to Permitted Liens;

                 (b) The Mortgage and Security Agreement and the rights and interests described therein; and

                 (c) The Guaranty Agreement;

                 (d) The Collateral Assignment of Rents and Leases;

                 (e) The Indemnity Agreement; and

                 (f) This Agreement.

          4.2.   Further Assurances.  The Issuer agrees to execute and deliver,
                 -------------------
or cause the execution and delivery of, such security agreements, deeds of trust mortgages, assignments, guaranties, consents, subordination agreements, and financing statements as may be required by Credit Obligor to evidence such security, all in form satisfactory to Credit Obligor, as well as such consents and agreements of the landlords of each of the premises leased by the Issuer on which the Collateral is located (if any), all in form satisfactory to Credit Obligor.

     5.   REPRESENTATIONS, WARRANTIES AND GENERAL COVENANTS:
          --------------------------------------------------

     The Issuer represents, warrants and covenants to and with Credit Obligor, which representations, warranties and covenants shall survive until the Obligations are indefeasibly satisfied in full, that:

          5.1.   Organization and Qualification.  The Issuer is a corporation
                 ------------------------------
duly organized, validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its properties and to carry on its business as now being conducted; and is duly qualified to do business and is in good standing in every jurisdiction in which the character of the properties owned by it or in which the character of its business makes its qualification necessary.

          5.2.   Corporate Power and Authorization.  The Issuer has full power
                 ---------------------------------
and authority to enter into this Agreement, to borrow hereunder, and to execute and deliver the other Financing Documents and to incur the obligations provided for herein, all of which have been authorized by all proper and necessary corporate action.

                                                                Exhibit 10.45


          5.3. Enforceability.  This Agreement and each of the other Financing
               --------------
Documents constitute a valid and legally binding obligation of the Issuer enforceable in accordance with their respective terms (as limited by bankruptcy, insolvency and similar proceedings and general principles of equity) and will not violate, conflict with, or constitute any default under any law, government regulation, the Issuer's Articles of Incorporation or By-Laws, or any other agreement or instrument binding upon the Issuer.

          5.4. Financial Statements.  All financial statements and reports
               --------------------
furnished by the Issuer to Credit Obligor are complete and correct and fairly present the financial condition of the Issuer and the results of its operations and transactions as of the dates and for the periods referred to and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods involved. There are no liabilities, direct or indirect, fixed or contingent, of the Issuer as of the date of such financial statements which are not reflected therein or in the notes thereto. Neither said financial statements nor any other financial statements, reports, and information furnished by the Issuer to Credit Obligor contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact known to the Issuer, or reasonably ascertainable by the Issuer with diligent inquiry, which the Issuer has failed to disclose to Credit Obligor in writing which has a material adverse effect or, so far as the Issuer can now foresee, will have a material adverse effect upon the Collateral, business, prospects, profits or condition (financial or otherwise) of the Issuer or the ability of the Issuer to perform this Agreement.

          5.5. Taxes.  The Issuer has filed all federal, state and local tax
               -----
returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received by the Issuer, including, without limitation, all applicable federal, state, and local employee withholding taxes.

          5.6. Title to Collateral.  Except for the security interests granted
               -------------------
herein, the Issuer and the Guarantors (respectively, as designated in the Mortgage and Security Agreement), are the sole owners of the Collateral free from any adverse Liens (except Permitted Liens), security interests or other encumbrances. The Issuer and the Guarantors shall defend the Collateral against all claims and demands of all other parties who at any time claim any interest in the Collateral.

          5.7. Place of Business.  The Issuer's chief executive office is
               -----------------
located at 5029 Edgewater Drive, Orlando, Florida 32810 and has been located in the State of Florida at all times material to this Agreement. A security interest in all Collateral constituting intangible personal property can be perfected in the State of Florida, and the Collateral constituting tangible personal property is and shall at all times be located at the sites identified in the Mortgage and Security Agreement, except for rolling stock (i.e. trucks with inventory) and inventory, equipment and work in

                                                                  Exhibit 10.45

process which, in the ordinary course of business, is temporarily located at job sites of customers, subcontractors and other fabricators.

          5.8.   Full Disclosure. All information furnished by the Issuer to the
                 ---------------
Credit Obligor concerning the Issuer, its financial condition, the Collateral, or otherwise for the purpose of obtaining credit or an extension of credit, is, or will be at the time the same is furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Credit Obligor a true and accurate knowledge of the subject matter.

          5.9.   Issuer's Name. The Issuer has not changed its name or been
                 -------------
known by any other name within the last five (5) years, nor has it been the surviving corporation in a merger effected within the last five (5) years. The Issuer does not now use nor has it ever used any trade or fictitious name in the conduct of its business, but the Issuer has qualified to do business in the State of Florida under the name of La-Man Corporation of Nevada.

          5.10.  Existing Debt.  The Issuer is not in default with respect to
                 -------------
any of its existing debt, including debt to Credit Obligor, or with respect to any material agreement to which it is a party.

          5.11. Solvency. The Issuer is now and, after giving effect to the transactions contemplated hereby, will at all times be Solvent.

          5.12.  Environmental Matters.  The Issuer is in compliance with all
                 ---------------------
Environmental Regulations and with all other federal, state and local laws and regulations relating to the environment and pollution, including such laws and regulations regulating hazardous, radioactive and toxic materials and underground petroleum products storage tanks. Other than pending lawsuits disclosed in the Title or Owners' Affidavits, no assessment notice of (primary or secondary) liability or notice of financial responsibility, and no notice of any action, claim, investigation, proceeding, or inquiry to determine such liability or responsibility, or the amount thereof, or to impose civil penalties has been received by the Issuer, and there are no facts, conditions or circumstances known to the Issuer which could result in any investigation or inquiry if all such facts, conditions, and circumstances, if any, were fully disclosed to the applicable governmental authority. The Issuer has paid any environmental excise taxes due and payable, including without limitation, those imposed pursuant to Sections 4611, 4661, or 4681 of the Internal Revenue Code of 1986, as amended from time to time. The Issuer has not obtained and is not required to obtain (but will obtain if so required in the future) any permits, licenses, or similar authorizations to construct, occupy, operate or use any buildings, improvements, fixtures or equipment in connection with its business by reason of any Environmental Regulations. No oil, toxic or hazardous substances or solid wastes have been disposed of or released by the Issuer in connection with the operation of its business and the Issuer will not dispose of or release oil, toxic or hazardous substances or solid wastes at any time in its operation of its business (the

                                                                  Exhibit 10.45

terms "hazardous substance" and "release" shall have the meanings specified in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and the terms "solid waste" and "disposal," "dispose" or "disposed' shall have the meanings specified in the Resource Conservation and Recovery Act of 1976, as amended ("RCRA'), except that if such acts are amended to broaden the meanings thereof, the broader meaning shall apply herein).

          5.13.  No Approval.  No authorization or approval or other action by,
                 -----------
and no notice to or filing with, any federal, state, or local government body, agency, or authority is required for the due execution, delivery, and performance by the Issuer of this Agreement or the Financing Documents.

          5.14.  Mortgage and Security Agreement.  All representations of the
                 -------------------------------
Issuer and the Guarantors or any entity named as "Borrower" or "Debtor" under the Mortgage and Security Agreement or any of the Financing Documents are true and correct as of this date.

          5.15.  Representations True.  No representation or warranty by the
                 --------------------
Issuer contained herein or in any certificate or other document furnished by the Issuer pursuant hereto contains any untrue statement of material fact or omits to state a material fact necessary to make such representation or warranty not misleading in light of the circumstances under which it was made.

     6.   AFFIRMATIVE COVENANTS OF THE ISSUER:

     The Issuer agrees and covenants that until the Obligations have been indefeasibly paid in full and until the Letter of Credit is no longer outstanding, the Issuer shall cause each of the Guarantors to, and itself shall:

          6.1.   Insurance.  Maintain insurance with insurance companies
                 ---------
satisfactory to Credit Obligor on such of its properties, in such amounts and against such risks as is customarily maintained in similar businesses operating in the same vicinity, and shall file with Credit Obligor upon request, from time to time, a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof, and the properties and risks covered thereby, and, within 10 days after notice in writing from Credit Obligor, shall obtain such additional insurance as Credit Obligor may reasonably request. All such policies shall name the Credit Obligor as a named insured and provide that any losses payable thereunder shall (pursuant to loss payable clauses, in form and content acceptable to the Credit Obligor, to be attached to each policy) be payable to the Credit Obligor, and provide that the insurance provided thereby, as to the interest of the Credit Obligor, shall not be invalidated by any act or neglect of the Issuer, nor by the commencing of any proceedings by or against the Issuer in bankruptcy, insolvency, receivership or any other proceedings for the relief of a debtor, nor by any foreclosure, repossession or other proceedings relating to the property insured, nor by any occupation of such property or the use of

                                                                  Exhibit 10.45

such property for purposes more hazardous than permitted in the policy. The Issuer hereby assigns to the Credit Obligor all right to receive proceeds, directs any insurer to pay all proceeds directly to the Credit Obligor, and authorizes the Credit Obligor to endorse any check or draft for such proceeds and apply the same toward satisfaction of the Obligations. The Issuer shall furnish to the Credit Obligor insurance certificates, in form and substance satisfactory to the Credit Obligor, evidencing compliance by it with the terms of this Section and, upon the request of the Credit Obligor at any time, the Issuer shall furnish the Credit Obligor with photostatic copies of the policies required by the terms of this Section. The Issuer will cause each insurer under each of the policies to agree (either by endorsement upon such policy or by letter addressed to the Credit Obligor) to, give the Credit Obligor at least 10 days' prior written notice of the cancellation of such policies in whole or in part or the lapse of any coverage thereunder. The Issuer agrees that it will not take any action or fail to take any action which action or inaction would result in the invalidation of any insurance policy required hereunder. The Issuer shall furnish to the Credit Obligor such evidence of insurance, and proof of payment of the same, as Credit Obligor may require.

          6.2.  Corporate Existence: Qualification.  Maintain its corporate
                ----------------------------------
existence and, in each jurisdiction in which the character of the property owned by it or in which the transaction of its business makes its qualification necessary, maintain good standing.

          6.3.  Taxes.  During each fiscal year, accrue all current tax
                -----
liabilities of all kinds, all required withholding of income taxes of employees, all required old age and unemployment contributions, all required payments to employee benefit plans, and pay the same when they become due.

          6.4.  Compliance with Laws.  Comply with all applicable statutes and
                --------------------
governmental regulations, including, without limitation, Environmental Regulations, and pay all taxes, assessments, charges, claims for labor, supplies, rent, and other obligations. Specifically, the Issuer shall (and the Issuer shall cause the Guarantors, respectively, to) pay when due all taxes and assessments upon the Collateral, this Agreement, the Letter of Credit or any Financing Document, including, without limitation, any stamp taxes or intangibles taxes imposed by virtue of the transactions outlined herein.

          6.5.  Annual Financial Statements.  Within 90 days after the close of
                ---------------------------
each fiscal year, furnish Credit Obligor with a true copy of the Issuer's Form 10-KSB Annual Report (or Form 10-K, if applicable) as filed with the Securities and Exchange Commission, or in the event the Issuer is not required to file such Annual Report, such comparable audited consolidated financial statements of the Issuer and its subsidiaries (including the Guarantors) audited by certified public accountants acceptable to the Credit Obligor and certified as fairly presenting in all material respects the consolidated financial position of the Issuer and its subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods

                                                                  Exhibit 10.45

covered thereby, in accordance with GAAP. In addition, the Issuer shall provide all internal notes and back-up documentation relating to the consolidation of the financial statements of the Issuer and its subsidiaries, including the Guarantors. At the time of furnishing said financial statements, the Issuer shall furnish Credit Obligor with a certificate from the President and the chief financial officer of the Issuer stating that they have reviewed this Agreement and the affairs of the Issuer and that to the best of their knowledge and belief they are unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and, if so, stating the facts with respect thereto.

          6.6.  Interim Financial Statements.  Within 45 days after the close of
                ----------------------------
each fiscal quarter, the Issuer shall provide the Credit Obligor with a true copy of the Issuer's Form 10-QSB Report (or Form 10-Q, if applicable) as filed with the Securities and Exchange Commission, or in the event the Issuer is not required to file such Report or the information described below is not included therein, such comparable consolidated financial statements of the Issuer and its subsidiaries (including the Guarantors) including a complete and accurate listing and summary aging report of all accounts receivable, an inventory report in summary form coinciding in substance with the Issuer's internally prepared financial statements as of the last day of the quarter then ended, and financial statements of the Issuer consisting of balance sheets and operating statements and a listing of all contingent liabilities of the Issuer for the period involved and such other statements as Credit Obligor may reasonably request.
The quarterly financial information required hereby may be unaudited and need not include all information and disclosures required by GAAP; however, such information will reflect all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of the Issuer's management, necessary for a fair presentation of the consolidated financial position and results from operations of the Issuer and its subsidiaries for such quarterly periods. All of such interim financial statements shall be taken from the books and records of the Issuer, and certified by the chief financial officer of the Issuer as fairly presenting in all material respects the consolidated financial position of the Issuer and its subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods covered thereby. At the time of furnishing such financial statements, the Issuer shall furnish Credit Obligor with a certificate from the President or chief financial officer of the Issuer stating that he has reviewed this Agreement and the affairs of the Issuer and that to the best of his knowledge and belief he is unaware of the occurrence of an event which constitutes an Event of Default hereunder or which would constitute such an Event of Default with the giving of notice or the lapse of time or both, and if so, stating the facts with respect thereto.

          6.7.  Visits and Inspections.  Permit persons designated by Credit
                ----------------------
Obligor to inspect the Collateral any and all of the property and corporate and financial books and records of the Issuer or the Guarantors and, to discuss, respectively, its affairs with its officers and employees at such reasonable times as

                                                                  Exhibit 10.45

Credit Obligor shall request and furnish Credit Obligor with such miscellaneous information as it may request.

          6.8.   Payments of Obligations.  Duly and punctually pay all of the
                 -----------------------
Obligations of the Issuer to Credit Obligor and to pay all other debt in accordance with the terms of such debt.

          6.9.   Conduct of Business.  Conduct its business as now conducted and
                 -------------------
do all things necessary to preserve, renew and keep in full force and effect its rights, privileges and franchises necessary to continue its business.

          6.10.  Maintenance of Properties. Keep its properties in good repair,
                 -------------------------
working order and condition, reasonable wear and tear excepted, and from time to time make all needed and proper repairs, renewals, replacements, additions, and improvements thereto and comply with the provisions of all leases to which it is a party or under which it occupies property so as to prevent any loss or forfeiture thereof or thereunder.

          6.11.  Additional Documents.  Join the Credit Obligor in executing any
                 --------------------
security agreements, assignments, consents, financing statements or other instruments, in form satisfactory to the Credit Obligor, as the Credit Obligor may from time to time request in connection with the Collateral and the other security for the Obligations referred to in Section 4.1 hereof.

          6.12.  Notice to Credit Obligor.  Immediately notify the Credit
                 ------------------------
Obligor of (a) any event causing a material loss or depreciation in value of the Collateral and the amount of such loss or depreciation, or (b) there is any change in the control of the Issuer resulting in a Person or "group of Persons" (as those terms are defined by the Securities and Exchange Commission) who have the present power to appoint or elect 50% or more of the members of the board of directors of the Issuer.

          6.13.  Mortgage and Security Agreement.  Duly and strictly comply with
                 -------------------------------
each and every affirmative covenant of the Issuer or any "Mortgagor" or "Debtor" under the Mortgage and Security Agreement (it being the intention of the parties that this requirement shall continue notwithstanding termination of the Mortgage and Security Agreement or satisfaction of the obligations of the Issuer secured thereby).

          6.14.  Maintenance of Remarketing Agreement.  Maintain in force, at
                 ------------------------------------
all times, a remarketing agreement under which a remarketing agent agrees to attempt to remarket Notes which are tendered for repurchase under the terms of the Indenture. Both the identity of the remarketing agent and the terms of the remarketing agreement must be satisfactory to the Credit Obligor in all respects.

                                                                   Exhibit 10.45

     7.   NEGATIVE COVENANTS OF THE ISSUER:

     Until the Obligations have been indefeasibly repaid and satisfied in full and until the Letter of Credit is no longer outstanding, without the prior written consent of Credit Obligor, the Issuer shall not:

          7.1.   Indebtedness.  Create, incur, assume or suffer to exist any
                 ------------
debt or obligation for money borrowed, or guarantee, or endorse, or otherwise be or become contingently liable in connection with the obligations of any Person (including, without limitation, any Affiliate or Guarantor) in excess of $50,000.00 annually, without the written consent of the Credit Obligor.

          7.2.   Liens and Security Interests.  Create, incur, assume, or suffer
                 ----------------------------
to exist any mortgage, security deed, deed of trust, security interest, pledge, encumbrance. Lien or charge of any kind (including charges on property purchased under conditional sales or other title-retention agreements) on any of its property or assets, now owned or hereafter acquired, except for Permitted Liens.

          7.3.   Mortgage and Security Agreement. Engage in any action or
                 -------------------------------
perform any act or fail to perform any act which either itself or with the giving of notice or the passage of time or otherwise would violate the provisions of the Mortgage and Security Agreement.

          7.4.   Revolving Line-of-Credit Note. Violate the provisions contained
                 -----------------------------
under the heading entitled "Affirmative covenants of Borrower" contained in the Revolving Line-of-Credit Note, and fail to cure the same within the time or times provided therein, it being the intention and agreement of the parties hereto that said provisions are incorporated herein by reference and shall remain in full force and effect until the Obligations are fully satisfied and discharged, notwithstanding the payment in full of the Revolving Line-of-Credit Note.

     8.   EVENTS OF DEFAULT AND REMEDIES:
          -------------------------------

          8.1.   Events of Default.  Any one or more of the following shall
                 -----------------
constitute an event of default (an "Event of Default") under this Agreement (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) default in any payment required under Article 2 hereof or under any other provision hereof, as and when the same shall become due and payable; or

                                                                  Exhibit 10.45

                (b) default in the performance of, or breach of, any covenant or agreement of the Issuer in this Agreement (other than a covenant or agreement, a default in the performance or breach of which is elsewhere in this Section specifically dealt with) which, in the opinion of the Credit Obligor, is susceptible to being cured or remedied within 30 days after notice of default or breach, but is not cured or remedied by the Issuer within said time ; or

                (c) the sale or other transfer of all or any portion of the Collateral or any interest therein, except for (1) sales of inventory and the disposition of obsolete equipment and other property in the ordinary course of business, (2) transfers made with the prior written consent of the Credit Obligor (which consent may be granted or refused by the Credit Obligor in its sole discretion), or (3) tenant leases in form approved by the Credit Obligor; or

                (d) the creation or suffering to exist by the Issuer of any Lien or encumbrance on the Collateral, other than (1) Permitted Liens, (2) the lien of this Agreement and the lien of the Credit Documents securing the Obligations,
(3) the Lien for ad valorem taxes not then delinquent, and (4) Liens created with the prior written consent of the Credit Obligor, which consent may be granted or refused by the Credit Obligor in its sole discretion; or

                (e) the filing of a petition in bankruptcy (or the other commencement of a bankruptcy or similar proceeding) (1) by the Issuer under any applicable bankruptcy, insolvency, reorganization, or similar law, now or hereafter in effect, or (2) against the Issuer, and the Issuer fails to timely contest or obtain the dismissal of such petition or proceeding within 30 days following the filing thereof (or such longer period as the Credit Obligor may grant in its sole discretion); or

                (f) any representation or warranty made by the Issuer herein, in the Credit Documents, or in any document, instrument or certificate furnished to the Credit Obligor in connection with the issuance of the Letter of Credit or the consummation of the transactions contemplated by the Financing Documents shall at any time prove to have been false or incorrect in any material respect as of the time made and said false and incorrect statement is deemed by Creditor Obligor in good faith to have a material adverse impact on the Issuer's credit worthiness and (as it applies to this Agreement) is not, in the Credit Obligor's opinion, susceptible to cure or remedy; or

                (g) the Issuer shall default with respect to the Notes or the occurrence of a default or an Event of Default, as therein defined, under any of the Financing Documents and the default or Event of Default is not cured or otherwise remedied prior to the expiration of any applicable grace or cure period; or

                (h) the entry against the Issuer of a full judgment, decree or order for the payment of money in excess of $50,000, and the continuance of such

                                                                  Exhibit 10.45

judgement, decree or order unsatisfied and in effect for any period of thirty
(30) consective days without a stay of execution; or

                (i) a default under any bond, debenture, note or other evidence of indebtedness of the Issuer in excess of $50,000 or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture or other instrument; provided, however, that, if such default under such evidence of indebtedness, indenture or other instrument shall be cured by the Issuer, or be waived by the holders of such indebtedness, in each case as may be permitted by such evidence of indebtedness, indenture or other instrument, or if the Issuer is diligently and in good faith contesting such alleged default by appropriate legal proceedings to the Credit Obligor's reasonable satisfaction, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived; or

                (j) if the cancellation, termination or limitation of any guaranty of the Issuer's obligations under this Agreement or Obligations shall occur, or if any such Guarantor shall be in default under or breach the terms of any guaranty agreement between the Credit Obligor and such Guarantor; or if any subordination agreement executed by any creditor of the Issuer or of any such Guarantor in favor of the Credit Obligor should be canceled, terminated, or breached; or

                (k) if the Issuer shall be criminally convicted under any law that could lead to a forfeiture of any property of the Issuer; or

                (l) any material loss, theft, damage or destruction not fully covered by insurance (as required by this Agreement and subject to such deductibles as Credit Obligor shall have agreed to in writing), or the making of any levy, seizure, or attachment of any of the Collateral except in all cases as may be specifically permitted by other provisions of this Agreement; or

                (m) there shall occur any material adverse change in the consolidated financial condition or results of operations of the Issuer and its subsidiaries in the aggregate; or

                (n) if a creditor of the Issuer shall obtain possession of any of the Collateral (having a value of $10,000.00 or more) by any legal means; or

                (o) there shall occur a cessation of a substantial part of the business of the Issuer for a period which significantly affects said Issuer's capacity to continue its business, on a profitable basis; or the Issuer shall suffer the loss or revocation of any license or permit now held or hereafter acquired by the Issuer which is necessary to the continued or lawful operation of its business; or the Issuer

                                                                  Exhibit 10.45

shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which the Issuer leases, uses or occupies any of its properties shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such properties shall be impaired through condemnation; or

                (p) Credit Obligor shall reasonably and in good faith deem itself insecure, based upon the existence of objective facts, standards, or criteria; or

                (q) if a default or event of default or breach occurs under any Financing Document (other than the breaches enumerated in items (a) through (p) above), or under or with respect to any of the Obligations, or under any other note, evidence of indebtedness, loan agreement, security agreement, guaranty, pledge, mortgage, assignment, or security document executed by the Issuer and delivered to the Credit Obligor, and the default or event of default is not cured or otherwise remedied prior to the expiration of any applicable grace or cure period.

     The Issuer agrees that default under any Financing Document shall constitute default with respect to all Financing Documents and vice versa.

          8.2.  Remedies. If any Event of Default shall have occurred and be
                --------
continuing, the Credit Obligor may exercise any of the following remedies:


                (a) give written notice of such Event of Default to the Trustee, whereupon an event of default shall occur under the Indenture and the Trustee shall declare the Notes immediately due and payable and shall make a draw under the Letter of Credit to pay the principal of the Notes and the interest accrued thereon to the date of such declaration;

                (b) upon notice to the Issuer, declare all amounts. if any. not otherwise immediately due under this Agreement to be, and all such amounts shall thereupon become, due and payable to the Credit Obligor, without presentment, demand, protest, or other notice of any kind. all of which are expressly waived, anything in this Agreement to the contrary notwithstanding;

                (c) exercise its banker's lien or right of set-off; and/or

                (d) proceed to protect its rights by suit in equity, action at law or other appropriate proceedings, whether for the specific performance of any covenant or agreement of the Issuer herein contained or in aid of the exercise of any power or remedy granted to the Credit Obligor under any other Financing Document.

          8.3.  Additional Rights. Without limiting the foregoing, upon the
                -----------------
occurrence of any Event of Default, and at any time thereafter, Credit Obligor shall

                                                                  Exhibit 10.45

have the rights and remedies of a secured party under the Uniform Commercial Code in addition to the rights and remedies provided herein or in any other instrument or paper executed by the Issuer. Credit Obligor may require the Issuer to assemble the Collateral and to make the same available to Credit Obligor at a place to be designated by Credit Obligor which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value, or is of a style customarily sold on a recognized market, Credit Obligor will give the Issuer reasonable notice of the time after which any private sale or other intended disposition thereof is to be made. The requirement of reasonable notice shall be met if such notice is mailed postage prepaid to the Issuer at least 10 days before the time of such sale or disposition. The Issuer shall pay Credit Obligor on demand any and all expenses, including legal expenses and reasonable attorneys' fees, incurred or paid by Credit Obligor in protecting or enforcing the Obligations secured hereby and other rights of Credit Obligor hereunder, including its right to take possession of the Collateral.

          8.4.  Acceleration of Reimbursement. If an Event of Default exists
                -----------------------------
under this Agreement and the maturity of all the Notes has not been accelerated pursuant to the terms of the Indenture and the Letter of Credit is in effect, the Issuer agrees to pay to the Credit Obligor, promptly upon demand by the Credit Obligor therefor, an amount equal to the maximum amount available to be drawn under the Letter of Credit, said occurrence being herein referred to as a "Reimbursement Acceleration". All amounts so paid to the Credit Obligor (or recovered by the Credit Obligor by legal or other action in the event the Issuer shall fail or refuse to make payment as required by this Section) shall be held by the Credit Obligor in reserve as security for reimbursement for any draws the Credit Obligor may be required to pay under the Letter of Credit. The Credit Obligor may maintain any reserve held under the terms of this Agreement in any manner the Credit Obligor may see fit, and the Credit Obligor may invest the same in such investment or investments (including but not limited to certificates of deposit issued by the Credit Obligor) as the Credit Obligor may choose or not invest the same. The Credit Obligor shall not be required to pay, or to account to the Issuer or anyone else for. any interest or other earnings on any reserve at any time held by the Credit Obligor under this Agreement, except that any interest, income or profits from any investment of such reserve made by the Credit Obligor shall become a part of such reserve.

          8.5.  Waivers; Application of Proceeds.  The Issuer waives notice
                --------------------------------
prior to Credit Obligor's taking possession or control of any of the Collateral or any bond or security that might be required by any court prior to allowing Credit Obligor to exercise any of Credit Obligor's remedies, including, without limitation, the issuance of an immediate writ of attachment or similar writs. The Issuer agrees that Credit Obligor may apply the net proceeds received from the Collateral among the Obligations toward satisfaction of the same in its sole discretion. Any such proceeds remaining after satisfaction in full of the Obligations, and the other obligations and liabilities of the Issuer to Credit Obligor shall be distributed as required by applicable laws.

                                                                   Exhibit 10.45

          8.6.  No Remedy Exclusive. No remedy herein conferred upon or reserved
                -------------------
to the Credit Obligor is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient.

          8.7.  Agreement to Pay Attorneys' Fees. If the Issuer should default
                --------------------------------
under any of the provisions of this Agreement and the Credit Obligor should employ attorneys or incur other expenses for the collection of any payments due hereunder or the enforcement of performance or observance of any agreement or covenant on the part of the Issuer herein contained, the Issuer will on demand therefor pay to the Credit Obligor the reasonable fees of such attorneys and such other reasonable expenses so incurred.

          8.8.  No Additional Waiver Implied by One Waiver. If any agreement
                ------------------------------------------
contained in this Agreement should be breached by the Issuer and thereafter waived by the Credit Obligor, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          8.9.  Remedies Subject to Applicable Law. All rights, remedies
                ----------------------------------
and powers provided by this Article may be exercised only to the extent the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Article are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable.

     9.   INDEMNIFICATION: LIABILITY OF CREDIT OBLIGOR:
          ---------------------------------------------

          9.1. General Matters. The Issuer agrees to defend, indemnify and hold harmless the Credit Obligor, its directors, officers, employees, accountants, attorneys, and agents, (the "Indemnitees") from and against, and on demand to reimburse Indemnitees for, any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs and expenses (including attorneys' fees and costs of court) of any kind whatsoever arising out of or relating to any breach or default by the Issuer or any other Person (including any Guarantor) under this Agreement or any Financing Document or the failure of the Issuer to observe, perform or discharge the Issuer's duties hereunder or thereunder. Without limiting the generality of the foregoing, the Issuer's obligation to indemnify Indemnitees shall include indemnity from any and all claims, demands, judgments, damages, actions, causes of action, injuries, orders, penalties, costs and

                                                                   Exhibit 10.45

expenses arising out of or in connection with the activities of the Issuer, its predecessors in interest, third parties who have trespassed on the Issuer's property, or parties in a contractual relationship with the Issuer, whether or not occasioned wholly or in part by any condition, accident or event caused by an act or omission of the Indemnitees, which: (a) arise out of the actual, alleged or threatened discharge, dispersal, release, storage, treatment, generation, disposal, or escape of radioactive materials, radioactivity, pollutants or other toxic or hazardous substances, including any solid, liquid, gaseous, or thermal irritant or contaminant, including smoke, vapor, soot, fumes, acids, alkalis, chemicals, and waste (including materials to be recycled, reconditioned or reclaimed); or (b) actually or allegedly arise out of the use, specification, or inclusion of any product, material, or process containing chemicals or radioactive material, the failure to detect the existence or proportion of chemicals or radioactive material in the soil, air, surface water or groundwater, or the performance or failure to perform the abatement of any pollution source or the replacement or removal of any soil, water, surface water, or groundwater containing chemicals or radioactive material; or (c) arises out of or relates to breach by the Issuer of any of the provisions of
Section 5.14 hereof relating to Environmental Regulations. In addition, the Issuer will indemnify and hold Indeminitees harmless from and against any liability, claim, cost or expense incurred by Indemnitees or imposed against Indemnitees for any stamp tax, intangible tax, or other tax, fee or charge imposed by any governmental entity arising out of or relating to the Letter of Credit or this Agreement or the transactions anticipated herein.

          9.2.  Letter of Credit Matters.  The Issuer agrees to defend,
                ------------------------
indemnify and hold harmless Indemnitees (as defined in the previous Section) from and against, and on demand to reimburse Indemnitees for, any and all claims, damages, losses, liabilities, reasonable costs or expenses whatsoever which Indemnitees may incur (or which may be claimed against Indemnitees by any person or entity whatsoever) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, any Letter of Credit; provided, that the Issuer shall not be required to indemnify Indemnitees
        --------
for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (i) the willful misconduct or gross negligence of the Credit Obligor in determining whether a draft or certificate presented under any Letter of Credit complies with the terms of said Letter of Credit or
(ii) the Credit Obligor's negligent or willful failure to pay under any Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of said Letter of Credit.

          9.3.  Liability of the Credit Obligor.  For the exclusive benefit of
                -------------------------------
the Credit Obligor and as between the Credit Obligor and the Issuer only, the Issuer assumes all risks of the acts or omissions of the Trustee and any transferee of any Letter of Credit with respect to its use of said Letter of Credit. Neither the Credit Obligor nor any of its officers or directors shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or for any acts or omissions of the

                                                                   Exhibit 10.45

Trustee and any transferee in connection therewith; (ii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Credit Obligor against presentment of documents which do not strictly comply with the terms of any Letter of Credit, including but not limited to, failure of any documents to bear any reference or adequate reference to any Letter of Credit; or (iv) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that the Issuer shall have a claim against the Credit Obligor, and the Credit Obligor shall be liable to the Issuer, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Issuer which the Issuer proves were caused by (A) the Credit Obligor's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of said Letter of Credit or (B) the Credit Obligor's willful or negligent failure to pay under any Letter of Credit after the presentation to it by the Trustee of a draft and certificate strictly complying with the terms and conditions of said Letter of Credit In furtherance and not in limitation of the foregoing, the Credit Obligor may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

     10.  MISCELLANEOUS:
          --------------

          10.1.  Continuing Obligation. This Agreement is a continuing
                 ---------------------
obligation and shall (i) be binding upon the Issuer and the Credit Obligor, their successors and assigns, and (ii) inure to the benefit of and be enforceable by the Issuer and Credit Obligor and their successors and assigns; provided, that the Issuer may not assign all or any part of this Agreement
--------
without the prior written consent of the Credit Obligor.

          10.2.  Costs and Expenses. The Issuer shall bear all expenses of the
                 ------------------
Credit Obligor in connection with investigation, review and approval of this transaction, the preparation of this Agreement, the Letter of Credit, and the Financing Documents, and also in connection with any amendment or modification thereto, including, without limitation, (i) all legal fees, expenses and disbursements and other actual third-party expense reimbursements incurred or sustained by Credit Obligor in connection with this character, and (ii) all travel, appraisal, audit, search and filing fees incurred or sustained by Credit Obligor in connection with this transaction. The Issuer agrees to indemnify and save Credit Obligor harmless against all broker's and finder's fees, if any. If, at any time or times hereafter, whether before or after the occurrence of an Event of Default, the Credit Obligor employs counsel to advise or provide other representation with respect to the Agreement, or to collect the balance of Obligations, or to take any action in or with respect to any suit or proceeding relating to this Agreement or any of the Financing Documents, or to protect, collect, or liquidate the Collateral or to attempt to enforce any security interest or Lien granted to the Credit Obligor by the Issuer; then in any such events. all of the reasonable attorneys' fees arising from such

                                                                   Exhibit 10.45

services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Issuer payable on demand of the Credit Obligor. Without limiting the foregoing, the Issuer shall pay or reimburse the Credit Obligor for all recording and filing fees, intangibles taxes, documentary and revenue stamps, other taxes or other expenses and charges payable in connection with this Agreement, the Letter of Credit or any Financing Document, or the filing of any Financing Document, financing statements or other instruments required by the Credit Obligor in connection with the Obligations. In addition, the Issuer shall upon demand reimburse Credit Obligor for all costs of audits and appraisals performed by Credit Obligor. Fees, costs and expenses described in this Section may include accountants' fees, costs and expenses; costs and expenses incurred by Credit Obligor's loan administration staff, audit staff and appraisal staff, court costs and expenses; photocopying and duplicating expenses; court reporter fees, costs and expenses; long distance telephone charges; air express charges; telegram charges; secretarial over-time charges; and expenses for travel, lodging and food paid or incurred in connection with the performance of such services and activities. the Issuer acknowledges and agrees that legal counsel to Credit Obligor does not represent the Issuer as the Issuer's attorney, that the Issuer has retained counsel of its own choice and has not and will not rely upon any advice from Credit Obligor's counsel, that the Issuer's reimbursement of expenses pursuant to this Agreement (even if effected by payment directly by the Issuer to Credit Obligor's counsel) shall not be deemed to establish any attorney-client relationship between the Issuer and Credit Obligor's counsel.

          10.3. Headings. Except for the definitions set forth in Article 1, the
                --------
headings of the articles, sections, paragraphs and subdivisions of this Agreement are for convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

          10.4. No Usury. In no event shall the amount of interest due or
                --------
payable on the Obligations under this Agreement, the Letter of Credit exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Issuer or inadvertently received by the Credit Obligor, then such excess sum shall be credited as payment of principal, unless the Issuer elects to have such excess sum refunded to the Issuer forthwith. It is the express intent of the parties that the Issuer not pay and the Credit Obligor not receive, directly or indirectly, interest in excess of that which may be legally paid by the Issuer under applicable law.

          10.5. Survival of Covenants. All covenants, agree agreements,
                ---------------------
representations and warranties made herein and in certificates or reports delivered pursuant hereto shall be deemed to have been material and relied on by Credit Obligor, notwithstanding any investigation made by or on behalf of Credit Obligor, and shall survive the execution and delivery to Credit Obligor of any Financing Document.

                                                                   Exhibit 10.45

          10.6. Addresses. Any notice or demand which by any provision of this
                ---------
Agreement is required or provided to be given shall be deemed to have been sufficiently given or served for all purposes by being delivered in person to the party to whom the notice or demand is directed or by being sent as first class mail, postage prepaid, to the following address: If to the Issuer, then to La-Man Corporation, 5029 Edgewater Drive, Orlando, Florida 32810 Attention: Mr.
J. William Brandner; or if any other address shall at any time be designated by the Issuer in writing to Credit Obligor at the time of such designation to such other address; and if to Credit Obligor, 100 East New York Avenue, DeLand, Florida 32724 Attention: Asset-Based Lending Department; or if any other address shall at any time be designated in writing to the Issuer, to such other address.

          10.7. Venue and Jurisdiction. The Issuer agrees that any legal action
                ----------------------
brought by the Credit Obligor to collect the Obligations or to assert any claim against the Issuer under any Financing Document, or any part thereof, may be brought in any court in the State of Florida having subject matter jurisdiction, waives its right to object to any such action on grounds it is brought in the improper venue, and irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner relating to the Obligations, or any Financing Document may be brought in the Circuit Court of Volusia County, Florida or in any other Circuit Court of the State of Florida or in the U.S. District Court for the Middle District of Florida. The Issuer, by the execution of this Agreement, expressly and irrevocably assents and submits to the personal jurisdiction of any such court in any such action or proceeding. The Issuer consents to the service of process relating to any such action or proceeding by mail to the address set forth in this Agreement.

          10.8. Controlling Law. This Agreement shall be governed by and
                ---------------
construed in accordance with the laws of the State of Florida; provided, however, that if any of the Collateral shall be located in any jurisdiction other than Florida, the laws of such jurisdiction shall govern the method, manner and procedure for foreclosure of Credit Obligor's lien upon such Collateral and the enforcement of Credit Obligor's other remedies in respect of such Collateral to the extent that the laws of such jurisdiction are different from or inconsistent with the laws of Florida.

          10.9. Participation. The Issuer acknowledges that Credit Obligor may,
                -------------
at its option, sell participation interests in the Obligations to participating banks. The amounts of any such participations shall be determined solely by the Credit Obligor. The Issuer agrees with each present and future participant in the Obligations, the names and addresses of which will be furnished to the Issuer, that if an Event of Default should occur, each present and future participant shall have all of the rights and remedies of Credit Obligor with respect to any deposit due from any participant to the Issuer. The execution by a participant of a participation agreement with Credit Obligor, and the execution by the Issuer of this Agreement, regardless of the order of execution, shall evidence an agreement between the Issuer and said participant in accordance with the terms of this Section.

                                                                   Exhibit 10.45

          10.10. Miscellaneous. Time is of the essence with respect to this
                 --------------
Agreement. This Agreement and the instruments and agreements referred to herein or called for hereby supersede and incorporate all representations, promises, and statements, oral or written, made by the Credit Obligor in connection with the Obligations. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against either party. This Agreement may not be varied, altered, or amended except by a written instrument executed by an authorized officer of the Credit Obligor. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

          10.11. Waiver of Right to Trial by Jury. THE ISSUER AND CREDIT OBLIGOR
                 --------------------------------
HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS AGREEMENT, THE LETTER OF CREDIT, THE FINANCING DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, THE LETTER OF CREDIT, THE FINANCING DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE ISSUER AND CREDIT OBLIGOR AGREE THAT EITHER OR BOTH OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT BETWEEN THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY, AND THAT ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN THEM SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     11.  SURVIVAL:
          ---------

     Reference is made herein to the Mortgage and Security Agreement for purposes of requiring continued compliance by the Issuer with the terms thereof throughout the term of this Agreement and for purposes of determining in certain cases what constitutes an Event of Default. Should for any reason the Mortgage and Security Agreement cease to have force and effect, its provisions shall continue to be deemed incorporated herein by reference as provided herein notwithstanding said termination, and the Issuer shall continue to comply with the terms of said Mortgage and Security Agreement until such time as the Obligations hereunder are indefeasibly paid in full.

                                                                  Exhibit 10.45

     IN WITNESS WHEREOF, the Issuer and the Credit Obligor have caused this instrument to be executed and delivered by their duly authorized officers, all as of the year and date first above written.


ISSUER:

LA-MAN CORPORATION


By:/s/ J. William Brander
   -------------------------------
J. William Brandner, Its President


Attest:/s/ Philips Howe Hoard
       ---------------------------
Its Secretary


CREDIT OBLIGOR:

SOUTHTRUST BANK,
NATIONAL ASSOCIATION


By:/s/ Michael J. Opalewski
   -------------------------------
Michael J. Opalewski
Executive Vice President